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                                                                    EXHIBIT 10.2

             SECOND AMENDMENT TO BIG BUCK BREWERY & STEAKHOUSE, INC.
                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

          THIS SECOND AMENDMENT TO BIG BUCK BREWERY & STEAKHOUSE, INC. CONVERTIBLE SUBORDINATED PROMISSORY NOTE ("Second Amendment") is made this 17th day of October, 2001, by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, as maker ("Maker"), and STEVEN G. BALAN, as payee ("Payee").

                                R E C I T A L S :

          This Second Amendment is based on the following Recitals:

          A. The Maker and Payee entered into that certain Subscription and Investment Representation Agreement for Convertible Subordinated Promissory Note ("Subscription Agreement") and that certain Big Buck Brewery & Steakhouse, Inc. Convertible Subordinated Promissory Note with a principal amount of $250,000 dated as of October 11, 1999, as amended by the First Amendment thereto entered into on April 12, 2001 (as amended, the "Note").

          B. Under the terms of the Subscription Agreement and Note, the Note matured on October 1, 2001.

          C. The parties desire to amend the Subscription Agreement and Note in accordance with the terms of this Second Amendment.

          NOW, THEREFORE, the parties agree as follows:

          1. The Recitals set forth above are incorporated into and shall form a part of this Second Amendment.

          2. The Payee hereby acknowledges receipt of all interest due pursuant to the Note through September 30, 2001.

          3. Commencing November 1, 2001, and on the first day of each month thereafter, unless the Note is earlier repaid or converted into shares of common stock of the Maker, the Maker will make monthly payments of principal and interest to the Payee. The Maker and the Payee have agreed that the Maker will make four (4) monthly payments of $5,000.00 plus accrued interest to the Payee, twelve (12) monthly payments of $18,000 plus accrued interest to the Payee, and one (1) monthly payment of $14,000.00 plus accrued interest to the Payee. Unless earlier repaid or converted into shares of the Maker's common stock, the Note will be deemed repaid in full upon the last of the scheduled payments. The above-referenced payments will be applied as follows:

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
       ----------------- ---------------- ------------- ------------------
                                                             Unpaid
           Payment         Principal        Interest        Principal
             Date           Payment         Payment          Balance
       ----------------- ---------------- ------------- ------------------
          11-01-2001       $5,000.00        $2,083.33       $245,000.00
       ----------------- ---------------- ------------- ------------------
          12-01-2001       $5,000.00        $2,041.67       $240,000.00
       ----------------- ---------------- ------------- ------------------
          01-01-2002       $5,000.00        $2,000.00       $235,000.00
       ----------------- ---------------- ------------- ------------------
          02-01-2002       $5,000.00        $1,958.33       $230,000.00
       ----------------- ---------------- ------------- ------------------
          03-01-2002       $18,000.00       $1,916.67       $212,000.00
       ----------------- ---------------- ------------- ------------------
          04-01-2002       $18,000.00       $1,766.67       $194,000.00
       ----------------- ---------------- ------------- ------------------
          05-01-2002       $18,000.00       $1,616.67       $176,000.00
       ----------------- ---------------- ------------- ------------------
          06-01-2002       $18,000.00       $1,466.67       $158,000.00
       ----------------- ---------------- ------------- ------------------
          07-01-2002       $18,000.00       $1,316.67       $140,000.00
       ----------------- ---------------- ------------- ------------------
          08-01-2002       $18,000.00       $1,166.67       $122,000.00
       ----------------- ---------------- ------------- ------------------
          09-01-2002       $18,000.00       $1,016.67       $104,000.00
       ----------------- ---------------- ------------- ------------------
          10-01-2002       $18,000.00         $866.67        $86,000.00
       ----------------- ---------------- ------------- ------------------
          11-01-2002       $18,000.00         $716.67        $68,000.00
       ----------------- ---------------- ------------- ------------------
          12-01-2002       $18,000.00         $566.67        $50,000.00
       ----------------- ---------------- ------------- ------------------
          01-01-2003       $18,000.00         $416.67        $32,000.00
       ----------------- ---------------- ------------- ------------------
          02-01-2003       $18,000.00         $266.67        $14,000.00
       ----------------- ---------------- ------------- ------------------
          03-01-2003       $14,000.00         $116.67                $0
       ----------------- ---------------- ------------- ------------------

          4. In exchange for the extension of the maturity date and the forbearance set forth herein, the Maker hereby releases and waives all defenses and claims which the Maker has or may have and which Maker could raise or assert to prevent the enforcement of the Note in whole or in part by the Payee except for any breach of this Second Amendment by Payee.

          5. It is the agreement of the parties that Payee should have the benefit of the foregoing waiver in order to enforce the Note on a summary basis without any defenses, claims or objections by the Maker which would interfere with or prevent the enforcement of the Note except as to any breach of this Second Amendment by Payee.

          6. Notwithstanding anything to the contrary in the Subscription Agreement and Note, the right to convert all or part of the unpaid principal balance of the Note shall be at the conversion price equal to $0.73 per each share of the Maker so converted as provided in the Subscription Agreement and Note.

          7. Except as amended hereby, the Subscription Agreement and Note are restated and republished in their entirety and remain in full force and effect.

          8. This Second Amendment shall be governed by and construed under the laws of the State of Michigan. The Note and Subscription Agreement may not be further amended or modified except by a writing signed by all of the parties. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

          9. Payee agrees to forbear from taking any action in connection with any defaults prior to execution hereof and as long as the Maker is not in breach of this Agreement.

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         IN WITNESS WHEREOF, this Second Amendment has been executed the day and year first above written.

                  MAKER:           BIG BUCK BREWERY & STEAKHOUSE, INC.


                                   By: /s/ William F. Rolinski
                                      -----------------------------------------
                                         William F. Rolinski
                                         President


                  PAYEE:                 /s/ Steven G. Balan
                                      -----------------------------------------
                                      Steven G. Balan